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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) April 25, 2005

                                CFS BANCORP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

               000-24611                                35-2042093
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       (Commission File Number)              (IRS Employer Identification No.)


     707 Ridge Road, Munster, Indiana                         46321
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 (Address of Principal Executive Offices)                   (Zip Code)

                                 (219) 836-5500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 25, 2005, CFS Bancorp, Inc. (the "Registrant") entered into an Agreement and Plan of Merger (the "Merger Agreement") with CFS Bancorp, Inc. ("CFS Indiana"), an Indiana corporation and a wholly-owned subsidiary of the Registrant. CFS Indiana was formed by the Registrant for the sole purpose of facilitating the reincorporation of the Registrant in Indiana. Under the terms of the Merger Agreement, the Registrant will reincorporate in Indiana by merging into CFS Indiana (the "Reincorporation Merger") and each share of the Registrant's common stock will be automatically exchanged for one fully paid and nonassessable share of CFS Indiana common stock ("CFS Indiana Common Stock"). In addition, CFS Indiana will assume all options then outstanding under the Registrant's existing equity incentive plans, and such options will be exercisable for shares of CFS Indiana Common Stock, but otherwise on the same terms as were applicable to such options prior to the Reincorporation Merger.

Completion of the Reincorporation Merger is subject to customary closing conditions but has received the approval of the stockholders of the Registrant and the shareholders of CFS Indiana. The transaction is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. The companies expect to close the transaction during the second calendar quarter of 2005.

The Merger Agreement provides that the board of directors of CFS Indiana following the Merger will consist of those persons who were directors of the Registrant immediately prior to the effective time of the Reincorporation. The officers of CFS Indiana following the Merger will be those persons who were officers of the Registrant immediately prior to the effective time of the Reincorporation merger.

The foregoing summary of the proposed transaction and the Merger Agreement is subject to, and qualified in its entirety by the Merger Agreement, attached hereto as exhibit 2.1, and incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

                   2.1 Agreement and Plan of Merger, dated April 25, 2005, by and between CFS Bancorp, Inc. and CFS Bancorp, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CFS BANCORP, INC.
                                                (Registrant)


Date: April 29, 2005                        By: /s/ Brian L. Goins
                                                --------------------------------
                                                Brian L. Goins
                                                Senior Vice President



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                                INDEX TO EXHIBITS



         Exhibit No.                Description
         -----------                -----------

             2.1 Agreement and Plan of Merger, dated April 25, 2005, by and between CFS Bancorp, Inc. and CFS Bancorp, Inc.